UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 22, 2022

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2022, Dean Tinsley, Senior Vice President of Operations of Civitas Resources, Inc. (the “Company”), and the Company agreed that, effective August 1, 2022 (the “Separation Date”), Mr. Tinsley will step down from his position as Senior Vice President of Operations and resign as an employee of the Company. The Company will treat the departure of Mr. Tinsley from the Company as a termination without “cause” pursuant to the Civitas Resources, Inc. Eighth Amended and Restated Executive Change in Control and Severance Plan (the “Plan”). Mr. Tinsley will receive the severance benefits set forth in the Plan for a Tier 3 Executive and memorialized in his Severance and Release Agreement, dated as of July 22, 2022 (the “Agreement”), subject to the satisfaction of the release conditions contained therein. In addition to the severance benefits set forth in the Plan for a Tier 3 Executive, the Agreement provides that all unvested restricted stock units and performance stock units held by Mr. Tinsley will immediately vest as of the Separation Date (with performance stock units vesting at their “target” performance level). The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 25, 2022, the Company issued a press release announcing Clinton Bradley Johnson and Brian T. Kuck as the new Senior Vice President of Asset Development, and Senior Vice President of Corporate Planning & Business Development, respectively, of the Company. The press release also announced Mr. Tinsley’s departure. The press release is included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Severance and Release Agreement, dated as of July 22, 2022, by and between Civitas Resources, Inc. and Dean Tinsley.
99.1	Press Release, dated as of July 25, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2022	CIVITAS RESOURCES, INC.

	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
General Counsel and Secretary